UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) May 10, 2004

Commission File Number 000-20997

SRI/SURGICAL EXPRESS, INC.

(Exact Name of Registrant as specified in its Charter)

Florida	59-3252632
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

12425 Racetrack Road

Tampa, Florida 33626

(Address of Principal Executive Offices)

(813) 891-9550

(Registrant’s Telephone Number, Including Area Code)

Item 12. Results of Operations

The following information is being furnished under Item 9 – Regulation FD Disclosure and Item 12 – Results of Operations:

On May 10, 2004, SRI/Surgical Express, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2004. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

SRI/SURGICAL EXPRESS, INC.
(Registrant)

Dated: May 10, 2004	By:	/s/ Charles L. Pope
Charles L. Pope
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated May 10, 2004